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                                                             Exhibit 10.29

                    STOCK OPTION AND STOCKHOLDERS' AGREEMENT

         STOCK OPTION AND STOCKHOLDERS' AGREEMENT, dated as of January 29, 1996, among Kroll Holdings, Inc., a Delaware corporation (the "Company"), Jules B. Kroll, the Majority Stockholder (the "Majority Stockholder"), and Nazzareno E. Paciotti, an Executive of the Company (the "Executive"):

         WHEREAS, the Company has determined to award the Executive options to purchase 1098 shares of non-class A common stock ("Common Stock") of the Company at $150.00 per share (the "Options"), subject to the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained the parties hereto hereby agree as follows:

         1. DEFINITIONS

         As used in this Agreement, the following capitalized terms shall have the following meanings:

         (a) "Affiliate" shall mean with respect to any Person, a spouse of such Person, any relative (by blood, adoption or marriage) of such Person, any director, officer or employee of such Person, any trust formed by such Person, any other Person of which such Person is a director, officer or employee, and any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person.

         (b) "Appraiser" shall mean an accounting, investment banking or other appraisal firm selected by the Board of Directors of the Company.

         (c) "Board" shall mean the Board of Directors of the Company.

         (d) "Call Date" shall have the meaning set forth in Section 3.8(b) herein.


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         (e) "Cause" shall mean (i) the commission of a felony; (ii) gross negligence or willful misconduct in connection with the performance of the Executive's duties as an Employee; (iii) a fraudulent act or omission by the Executive adverse to the reputation of the Company or any of its Affiliates;
(iv) the disclosure by the Executive of any trade secrets or confidential information of the Company or any of its Affiliates to persons not authorized to know same; or (v) the willful refusal to carry out reasonable instructions of the Chairman, which has a material adverse effect on the Company or any of its Affiliates. If, subsequent to the Executive's voluntary termination of Employment or involuntary termination of Employment without Cause, it is discovered that the Executive's Employment could have been terminated for Cause, the Executive's Employment shall, at the election of the Company, in its sole discretion, be deemed to have been terminated for Cause.

         (f) "Chairman" shall mean Jules B. Kroll or a successor Chairman of the Company or its Affiliates.

         (g) "Commission" shall mean the U.S. Securities and Exchange
Commission.

         (h) "Common Stock" shall mean the common stock of the Company, excluding the class A common stock.

         (i) "Company Notice" shall have the meaning set forth in Section 3.7 herein.

         (j) "Company Stock" shall mean the common stock of the Company, including both the class A common stock and the Common Stock.

         (k) "Corporate Event" shall mean the date that (i) more than 50% of the shares of Company Stock, by vote and by value, are owned by persons other than the Majority Stockholder or employees or employee benefit plans of the Company or its Affiliates, or (ii) all or substantially all of the assets of the Company are sold to persons other than the Majority Stockholder or employees or employee benefit plans of the Company or its Affiliates.

         (1) "Disability" shall mean a permanent disability as defined in Kroll Associates' long-term disability plan.

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         (m) "Employment" shall mean employment with the Company or any
Affiliate. "Employee" and "Employed" shall have correlative meanings.

         (n) "Fair Value" shall mean, as of any Valuation Date, the fair value of a share of Common Stock, as determined by the Appraiser, and shall be equal to the fair value of the Company as of such Valuation Date (determined in accordance with the considerations listed below), divided by the sum of the total number of shares of Company Stock issued and outstanding as of the Valuation Date and the total number of options or any other instruments that provide rights to acquire shares of Company Stock outstanding as of such Valuation Date. The fair value of the Company shall be the price at which the Common Stock would change hands between a willing buyer and a willing seller when the former is not under any compulsion to buy and the latter is not under any compulsion to sell, both parties having reasonable knowledge of relevant facts. In determining the fair value of the Company, the Appraiser will consider the financial condition and operating results and prospects of the Company, including: balance sheet, historical and at the Valuation Date; assets; liabilities; book value; historical operating results, particularly profits generated and factors affecting profits; dividends paid historically and dividend-paying capacity; budgets; plans and projections of future performance; and prospects at the Valuation Date. Fair Value shall be determined by an appraisal conducted as of each Valuation Date, and continuing for so long as Fair Value shall be required to be determined under this Agreement. Such appraisal shall be conducted following the release of the Company's audited annual financial statements for the year ending on such Valuation Date. The Company shall be responsible for the costs of such appraisal.

         (o) "Grant Date" shall mean the Grant Date as defined in Section 2.2 herein.

         (p) "Kroll Associates" shall mean Kroll Associates, Inc.

         (q) "Majority Stockholder" shall mean Jules B. Kroll and his family and their respective donees, estates and heirs.

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         (r) "Note Purchase Agreement" shall mean any long-term debt, credit or other agreements or arrangements entered into by the Company or its Affiliates.

         (s) "Options" shall mean the options to purchase Common Stock granted to the Executive under this Agreement.

         (t) "Permitted Disposition" shall have the meaning set forth in Section
3.2 herein.

         (u) "Permitted Transferee" shall mean a Transferee who receives his interest in Common Stock as the result of a Permitted Disposition, PROVIDED that the Transferee becomes a party to this Agreement as provided in Section 3.1.

         (v) "Person" shall mean an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization or a government or any department or agency thereof.

         (w) "Public Offering" shall mean an offer for sale of shares of Company Stock pursuant to an effective registration statement filed by the Company which issued such shares pursuant to the Securities Act.

         (x) "Put Notice" shall have the meaning set forth in Section 3.6(b).

         (y) "Securities Act" shall mean the Securities Act of 1933, as amended.

         (z) "Selling Stockholder" shall have the meaning set forth in Section
3.7 herein.

         (aa) "Stockholder Notice" shall have the meaning set forth in Section
3.7 herein.

         (bb) "Transfer" shall mean any transfer, sale, assignment, gift, testamentary transfer, pledge, hypothecation or other disposition of any interest. "Transferee" and "Transferor" shall have correlative meanings.

         (cc) "Trustee" shall mean a trustee chosen by the Executive and consented to by the Majority Stockholder, such consent not to be unreasonably withheld.

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         (dd) "Valuation Date" shall mean December 31 of each year, commencing with December 31, 1995.

         (ee) "Vesting Date" shall mean the date the Options become exercisable as defined in Section 2.3 herein.

 2. OPTIONS

         The Company hereby grants to the Executive Options to purchase 1098 shares of Common Stock of the Company at $150.00 per share, subject to the following terms and conditions:

         2.1 IDENTIFICATION OF OPTIONS. The Options granted under this Agreement shall be non-qualified stock options which are not entitled to tax treatment as incentive stock options under Section 422 of the Internal Revenue Code of 1986.

         2.2 GRANT DATE. The Grant Date of the Options shall be the date this Agreement is executed.

         2.3 VESTING DATE OF OPTIONS. Fifty percent of the Options granted pursuant to this Agreement are immediately exercisable on the Grant Date and the remaining fifty percent of the Options shall become exercisable on the earliest to occur of: (a) June 30, 1997; (b) the date of a Corporate Event; or (c) the date the Executive's Employment ceases due to (i) Disability, (ii) death, or
(iii) termination by the Company other than for Cause.

         2.4 EXPIRATION OF OPTIONS. The Options shall expire on the third anniversary of the Grant Date defined above, or, if a Corporate Event has occurred before the third anniversary, on the 10th anniversary of such Grant Date.

         2.5 TERMINATION OF EMPLOYMENT. The Options may only be exercised while the Executive is Employed and, in the event the Executive's Employment ceases due to the Executive's Disability, death, termination of Employment at or after age 65 other than for Cause or termination of Employment by the Company other than for Cause, for a period of 90

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days after the date of such cessation or termination. In the event the Executive voluntarily terminates his Employment before age 65, all Options, whether vested or unvested, shall expire as of the date of such termination.

         2.6 TERMINATION FOR CAUSE. In the event the Executive's Employment is or is deemed to have been terminated by the Company for Cause, all Options, whether vested or unvested, shall expire at the commencement of business as of the date of such termination.

         2.7 LIMITATION ON TRANSFER. During the lifetime of the Executive, the Options shall be exercisable only by him. No Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution.

         2.8 EXERCISE OF OPTIONS. The Options shall be exercisable in whole or in part; provided, that no partial exercise of the Options shall be for an aggregate exercise price of less than $1000. The partial exercise of the Options, alone, shall not cause the expiration, termination or cancellation of the remaining Options.

         2.9 EXERCISE OF OPTIONS BY BENEFICIARY(IES). Before any beneficiary or beneficiaries of the Executive may exercise the Options granted herein upon the Executive's death, such beneficiary or beneficiaries must agree to be bound by this Agreement, including, without limitation, the restrictions on Common Stock provided in Section 3 herein, as if they had been original signatories hereto.

         2.10 METHOD OF EXERCISE. The Options shall be exercised by delivery of written notice to the Company's principal office, to the attention of its Secretary, no less than one business day in advance of the effective date of the proposed exercise. Such notice shall (a) specify the number of shares of Common Stock with respect to which the Options are being exercised, the effective date of the proposed exercise and any request with respect to withholding taxes pursuant to Section 2.13, (b) be signed by the Executive or his beneficiary(ies), as the case may be, and (c) if the Options are being exercised by the Executive's beneficiary(ies), such beneficiary or beneficiaries shall indicate in writing that they agree to and shall be bound by this Agreement as if they had been original signatories hereto.

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         2.11 CERTIFICATES OF SHARES. Upon the exercise of the Options, certificates of shares of Common Stock, legended as provided in Section 3.4, shall be issued in the name of the Executive or his beneficiary(ies), as the case may be, and delivered to the Executive or his beneficiary(ies), as the case may be, as soon as practicable following the effective date on which the Options are exercised.

         2.12 COMPLIANCE WITH APPLICABLE LAW. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Common Stock pursuant to the exercise of any Options, unless and until the Company has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Common Stock are listed or traded. The Company shall in no event be obligated to register such shares of Common Stock or to take any other action in order to comply with any such law, regulation or requirement with respect to the issuance and delivery of such certificates. In addition to the terms and conditions provided herein, the Company may require that a Participant make such covenants, agreements and representations as the Company, in its sole discretion, deems necessary in order to comply with any such laws, regulations or requirements.

         2.13 WITHHOLDING TAXES. At the time that the Executive exercises all or part of his Options, the Executive may notify the Company and request, in writing, that the Company withhold a portion of the shares that are to be distributed to the Executive to satisfy the applicable federal, state and local withholding taxes incurred in connection with the exercise of the Options. Otherwise, the Executive must pay to the Company in cash an amount sufficient to satisfy such withholding taxes.

         2.14 ADMINISTRATION OF OPTIONS.

         (a) TERMINATION OF THE OPTIONS. The Board may, at any time, in its absolute discretion, without amendment to this Agreement, terminate the Options then outstanding, whether or not exercisable, provided, however, that the Company, in full consideration of such termination, pays to the Executive an amount in cash for each such Option equal to either (i) if

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the date of termination occurs prior to a Public Offering, the excess of (x) the
Fair Value of the shares of Common Stock subject to the Options as of the Valuation Date either (1) immediately preceding the date of termination if such date is on or before June 30, or (2) immediately succeeding the date of termination if such date is after June 30 but before January 1 of the following calendar year, over (y) the exercise price of the Options, or (ii) if the date of termination occurs coincident with or following a Public Offering, the excess of (x) the fair market value of each share of Common Stock as of the date of termination over (y) the exercise price of the Options.

         (b) AMENDMENT OF TERMS OF OPTIONS. The Board may, in its absolute discretion, amend the terms of the Options, provided, however, that any such amendment shall not impair the Executive's rights under such Options without the Executive's consent.

         2.15 ADJUSTMENT UPON CHANGES IN COMPANY STOCK.

         (a) INCREASE OR DECREASE IN ISSUED SHARES WITHOUT CONSIDERATION. Subject to any required action by the stockholders of the Company, in the event of any increase or decrease in the number of issued shares of Company Stock resulting from a subdivision or consolidation of shares of Company Stock or the payment of a stock dividend (but only on the shares of Company Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Board shall proportionally adjust the number of shares of Common Stock subject to the Options and the exercise price per share of Common Stock of each such Option.

         (b) CERTAIN MERGERS. Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), the Options outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Common Stock subject to such Options would have received in such merger or consolidation.

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         (c) CERTAIN OTHER TRANSACTIONS. In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets, (iii) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (iv) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Company Stock receive securities of another corporation and/or other property, including cash, the Board shall, in its absolute discretion, have the power to:

                  (A) cancel, effective immediately prior to the occurrence of such event, the Options outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Executive an amount in cash, for each share of Common Stock subject to the Options, equal to the excess of (1) the value, as determined by the Board in its absolute discretion, of the property (including cash) received by the holder of a share of Common Stock as a result of such event over (2) the exercise price of the Options; or

                  (B) provide for the exchange of each Option outstanding immediately prior to such event (whether or not then exercisable) for an option on or stock appreciation right with respect to, as appropriate, some or all of the property for which such Options are exchanged and, incident thereto, make an equitable adjustment, as determined by the Board in its absolute discretion, in the exercise price of the options or stock appreciation rights, or the number of shares or amount of property subject to the options or stock appreciation rights or, if appropriate, provide for a cash payment to the Executive in partial consideration for the exchange of the Options.

         (d) OTHER CHANGES. In the event of any change in the capitalization of the Company or a corporate change other than those specifically referred to in Sections 2.15(a), (b) or (c) hereof, the Board may, in its absolute discretion, make such adjustments in the number and class of shares subject to Options outstanding on the date on which such change occurs and in the per-share exercise price of each such Option as the Board may consider appropriate to prevent dilution or enlargement of rights.

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         (e) NO OTHER RIGHTS. Except as expressly provided in this Agreement, the Executive shall not have any rights by reason of any subdivision or consolidation of shares of Common Stock or shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of Common Stock or shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in this Agreement, no issuance by the Company of shares of Common Stock or shares of stock of any class, or securities convertible into shares of Common Stock or shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to the Options or the exercise price of the Options.

         2.16 RIGHTS AS A STOCKHOLDER. The Executive shall not have any rights as a stockholder with respect to any shares of Common Stock covered by or relating to the Options granted pursuant to this Agreement until the date the Executive becomes the registered owner of such shares. Except as otherwise expressly provided in Sections 2.14 and 2.15 hereof, no adjustment to the Options shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

         2.17 NO SPECIAL EMPLOYMENT RIGHTS. Nothing contained in this Agreement shall confer upon the Executive any right with respect to the continuation of his Employment or interfere in any way with the right of the Company or an Affiliate, subject to the terms of any separate Employment agreement to the contrary, at any time to terminate such Employment or to increase or decrease the compensation of the Executive from the rate in existence at the time of the grant of the Options.

         2.18 NO OBLIGATION TO EXERCISE. The grant to the Executive of the Options shall impose no obligation upon the Executive to exercise such Options.

3. RESTRICTIONS ON COMMON STOCK

         Upon the exercise of the Options provided in Section 2 above, the rights and obligations of the Executive and his Permitted Transferees with respect to Common Stock


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obtained through the exercise of the Options provided under this Agreement shall be governed by the following terms and conditions.

         3.1 LIMITATION ON TRANSFER OF COMMON STOCK. The Executive shall not Transfer any shares of Common Stock except as provided in this Agreement. It shall be a condition precedent to any Transfer of shares of Common Stock by the Executive (but excluding Transfers referred to in Section 3.5 (Public Offerings) hereof) that the Transferee, if not already a party to this Agreement, shall agree prior to the Transfer in writing with the Company and the other parties hereto to be bound by the terms of this Agreement as if it had been an original signatory hereto.

         3.2 PERMITTED DISPOSITION. The Executive shall be entitled to Transfer shares of Common Stock, at any time and from time to time, (a) if such Transfer is a testamentary transfer effected by operation of law or by will, (b) to a trust for the benefit of the Executive or the Executive's spouse, issue or siblings, or (c) pursuant to and in accordance with sections 3.5 (Public Offering), 3.6 (Puts), 3.7 (Right of First Refusal), 3.8 (Calls), 3.9 (Tag-Alongs) and 3.10 (Drag-Alongs).

         3.3 EFFECT OF VOID TRANSFERS. In the event of any purported Transfer of any shares of Common Stock in violation of the provisions of this Agreement, such purported Transfer shall, to the extent permitted by applicable law, be void and of no effect, and, until such time as a Transfer in compliance with this Agreement shall have occurred, (a) no dividend of any kind whatsoever nor any distribution pursuant to liquidation or otherwise shall be paid to the purported Transferee in respect of such shares, (b) the voting rights of such shares, if any, on any matter whatsoever shall remain vested in the Transferor,
(c) the Transferor shall continue to be bound with respect to its obligations hereunder as the holder of such shares and (d) no such purported Transfer in violation of this Agreement shall be registered by the Company on its books of registry.

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         3.4      SECURITIES ACT; LEGENDS ON STOCK; NOTICE OF TRANSFER.

         (a) LEGENDS ON STOCK. Upon the exercise of the Options, each stock certificate representing shares of Common Stock (prior to a Public Offering pursuant to Section 3.5) shall bear a legend in substantially the following form:

                  The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, (the "Act") or under any state securities or blue sky laws and may not be transferred in the absence of such registration or any exception therefrom under such Act or under such state securities or blue sky laws.

                  The shares represented by this certificate may not be sold, assigned, transferred, exchanged, mortgaged, pledged or otherwise disposed of or encumbered except in compliance with the provisions of that certain Stock Option and Stockholders' Agreement, dated as of January 29, 1996, as it may be amended, among Kroll Holdings, Inc., Jules B. Kroll, and Nazzareno E. Paciotti. A copy of such Stock Option and Stockholders' Agreement, and any amendments thereto, is on file and available for inspection at the principal offices of Kroll Holdings, Inc.

         (b) NOTICE OF TRANSFER. Prior to any Transfer of shares of Common Stock by the Executive or his Permitted Transferees, the Executive or his Permitted Transferees will give written notice to the Company of his intention to effect such Transfer. The following provisions shall then apply:

                  (i) If in the opinion of the Company's counsel the proposed Transfer may be effected without registration of such shares under the Securities Act, the Company shall, as promptly as practicable, so notify the Executive and he shall thereupon be entitled, subject to the other provisions of this Agreement, to Transfer such shares in accordance with the terms of the notice delivered by him to the Company.

                  (ii) If such counsel is unable to conclude that the proposed Transfer may be effected without registration of such shares under the Securities Act, the Company will, as promptly as practicable, so notify the Executive and thereafter he shall not be entitled to Transfer such shares until either such shares have been effectively registered


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         under the Securities Act or the provisions of this subdivision (b) of this Section 3.4 have otherwise been complied with, it being understood that the Company will not be requested or required to register such shares of Common Stock.

         3.5 PUBLIC OFFERING. In the event of a Public Offering, the Executive shall be entitled, without the consent of any other Stockholder, to Transfer any or all of his shares of Common Stock, at any time and from time to time following such Public Offering. The Company has not made any commitment to effect a Public Offering of its shares or otherwise register such shares for resale.

         3.6 EXECUTIVE'S RIGHT TO PUT SHARES TO THE COMPANY

         (a) PUT RIGHTS. The Executive or his Permitted Transferees shall have the right to sell to the Company, and the Company shall have the obligation to purchase from the Executive or his Permitted Transferees, the shares of Common Stock obtained as a result of exercising the Options in accordance with the terms of this Section 3.6.

         (b) PUT NOTICE. No more than once each twelve-month period, the Executive or his Permitted Transferees may elect to sell their shares of Common Stock to the Company by delivering written notice (the "Put Notice") to the Company specifying the number of shares of Common Stock such Executive or his Permitted Transferees wish to sell to the Company.

         (c) NUMBER OF SHARES. The Executive and his Permitted Transferees shall have the right to sell to the Company, and the Company shall be obligated to purchase, in any calendar year, no more than 1/3 of the total number of shares of Common Stock that the Executive obtained as a result of exercising the Options granted hereunder.

         (d) PAYMENT FOR SHARES. Following receipt of the Put Notice pursuant to this Section 3.6, the Company shall tender to the Executive or Permitted Transferee a certified check in an amount equal to the product of the number of shares of Common Stock being sold and the Fair Value of a share of Common Stock. The Fair Value shall be determined as of the Valuation Date either (i) immediately preceding the date the Company received the Put Notice if such date is on or before June 30, or (ii) immediately succeeding the date the Company


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received the Put Notice if such date is after June 30 but before January 1 of the following calendar year. The Company may delay such payment for a reasonable time pending the availability of the necessary financial information and the calculation of Fair Value by the Appraiser. Regardless of whether payment has been delayed by the Company pursuant to this Section 3.6, the Executive or Permitted Transferee shall deliver to the Company stock certificates for such shares of Common Stock, duly endorsed in blank as soon as practicable after delivery of the Put Notice.

         (e) RESTRICTION ON RIGHT TO PUT. The Company shall not be obligated to purchase shares of Common Stock from the Executive or Permitted Transferee if, at the time payment for such shares of Common Stock would be required to be made, (i) such payment would result in a breach of, or could constitute an event of default under, any Note Purchase Agreement; (ii) an event of default of any Note Purchase Agreement has occurred and is continuing; or (iii) such payment would violate applicable law.

         (f) EXPIRATION OF PUT RIGHTS. The Put Rights shall expire on the date that a Public Offering of Company Stock occurs.

         3.7 EXECUTIVE RIGHT TO TRANSFER AND COMPANY RIGHT OF FIRST REFUSAL. Following the fifth anniversary of the date of this Agreement and prior to a Public Offering, the Executive and his Permitted Transferees shall have the right (subject to the other terms of this Agreement) to Transfer any shares of Common Stock held by such holder(s) in accordance with the terms of this Section
3.7. In the event that such holder(s) obtains from an independent purchaser a good faith BONA FIDE offer to purchase shares of Common Stock held by such holder, he shall promptly notify the Company in writing of the name and address of such independent purchaser and inform the Company of the status of such negotiations. When and if such holder (a "Selling Stockholder") decides to Transfer any such shares of Common Stock, such Selling Stockholder shall promptly deliver to the Company a copy of such good faith BONA FIDE offer along with the identity of the independent purchaser and a written notice that, unless the Company exercises its rights granted in this Section 3.7, such Selling Stockholder will Transfer his shares of Common Stock in accordance therewith (the

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"Stockholder Notice"). At any time during the ten business days following receipt of the Stockholder Notice, the Company may give such Selling Stockholder notice of exercise of its right to purchase all, but not less than all, of the shares of Common Stock which the Selling Stockholder has given notice of his intention to Transfer in the Stockholder Notice (the "Company Notice"). Upon receipt of the Company Notice, the Selling Stockholder shall sell the shares of Common Stock described in the Stockholder Notice to the Company at a price equal to the product of the number of shares of Common Stock being sold and the Fair Value of a share of Common Stock as of the Valuation Date either (i) immediately preceding the date of the Company Notice if such date is on or before June 30, or (ii) immediately succeeding the date of the Company Notice if such date is after June 30 but before January 1 of the following calendar year. The Company may delay such payment for a reasonable time pending the availability of the necessary financial information and the calculation of Fair Value by the Appraiser. Regardless of whether the Company delays such payment pursuant to this Section 3.7, if the Company exercises its right of first refusal under this
Section 3.7, the Executive or Permitted Transferee shall deliver to the Company stock certificates for such shares of Common Stock, duly endorsed in blank, as soon as practicable after receipt of the Company Notice. If the Selling Stockholder shall not receive the Company Notice as provided in the foregoing sentence, he shall have the right to Transfer all, but not less than all, of the shares of Common Stock offered for Transfer in the Stockholder Notice to the independent purchaser specified in the Stockholder Notice, for the consideration and in accordance with the terms and conditions set out in such Stockholder Notice and in compliance with the terms of this Agreement, PROVIDED that such Selling Stockholder shall not Transfer any shares of Common Stock to (i) any Person, or Affiliate of such Person, who competes, or is expected to compete, with the Company or any of its Affiliates, (ii) any Person, or Affiliate of such Person, who the Company determines (in its sole discretion) might cause harm to the Company by virtue of becoming a stockholder of the Company, (iii) any bank or other financial institution for the purpose of pledging or granting a security interest in such shares of Common Stock in order to secure indebtedness of such Selling Stockholder, or (iv) any other shareholder of the Company without the written consent of the Majority Stockholder, or (v) any Person, or Affiliate of such Person, which has a material adverse interest to, or is involved in a pending or threatened


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litigation or legal proceeding with, the Company, the Majority Stockholder or any of their Affiliates.

         3.8      COMPANY CALL RIGHTS

         (a) In the event that the Executive ceases to be Employed for any reason other than (1) death, (2) Disability, or (3) termination at or after age 65 (other than a termination by the Company for Cause), the Company shall have the right to purchase from such Executive and all of his Permitted Transferees, and such Executive and all of his Permitted Transferees shall have the obligation to sell to the Company, all (but not less than all) of such Executive's and/or his Permitted Transferee's shares of Common Stock at a price equal to the product of (i) the number of shares of Common Stock being purchased and (ii) the Fair Value of a share of Common Stock as of the Valuation Date either (x) immediately preceding the Call Date if such Call Date is on or before June 30, or (y) immediately succeeding the Call Date if such Call Date is after June 30 but before January 1 of the following calendar year. The Company may delay such payment for a reasonable time pending the availability of the necessary financial information and the calculation of Fair Value by the Appraiser. Regardless of whether the Company delays such payment pursuant to this Section 3.8, the Executive or Permitted Transferee shall deliver to the Company stock certificates for such shares of Common Stock, duly endorsed in blank, as soon as practicable following the Call Date.

         (b) The Company's right to purchase shares of Common Stock shall be exercised by the delivery of a written notice to the Executive or his Permitted Transferees, specifying the "Call Date," which date shall be not less than one and no more than ninety days after the date of such notice, on which the Company shall purchase all (but not less than all) of such shares of Common Stock held by the Executive and/or his Permitted Transferees.

         (c) The Call Rights shall expire on the date that a Public Offering of Company Stock occurs.

         3.9      EXECUTIVE'S TAG-ALONG RIGHTS.

         (a) In the event of a Public Offering or a sale of all or substantially all of the stock of the Company, the Executive or his Permitted Transferee will be permitted to participate in such transaction by selling the number of shares of Common Stock owned by the Executive and all of his Permitted Transferees as a result of exercising the Options provided herein equal to the product of the number of shares of Common Stock owned by the Executive and all of his Permitted Transferees and a fraction, the numerator of which is the total number of shares of Common Stock proposed to be sold by the Majority Stockholder (before giving effect to this provision) and the denominator of which is the total number of shares of Common Stock then owned by the Majority Stockholder and his Permitted Transferees plus the total number of shares of Common Stock owned on or before the fifth business day prior to the date of such Public Offering or sale, by any other Stockholder of the Company entitled to participate in such sale. The Company shall notify the Executive in writing of such Public Offering or sale, indicating the price and other material terms and conditions of the proposed sale and the intended closing date of such sale. Any purchase from the Executive under this Section 3.9 shall be at the same price per share of Common Stock and on the same terms and conditions as apply to the purchase from the Majority Stockholder. The Executive shall give the Company written notice of how many shares of Common Stock he and all of his Permitted Transferees desire to sell within 10 days of receiving notice of the proposed transaction. If the Company docs not receive notice from the Executive or his Permitted Transferees within such ten day period, the Executive and/or his Permitted Transferees shall be deemed to have elected not to exercise the rights under this Section 3.9 and the Company may complete the proposed Public Offering or sale at the price and on the terms and conditions of the notice to the Executive.

         (b) The Company shall have the right, but not the obligation, to satisfy the Executive's Tag-Along Rights by redeeming the number of shares of Common Stock the Executive is entitled to sell under this Section 3.9 in lieu of allowing the Executive to participate in the sales transaction. On the date specified by the Company in a written notice to the Executive for such redemption, the Company shall tender to the Executive or Permitted Transferee a certified check in the amount equal to the product of the number of shares of

Common Stock being redeemed and the price per share of Common Stock being paid in the sales transaction and the Executive or Permitted Transferee shall deliver to the Company stock certificates for such shares of Common Stock, duly endorsed in blank.

         3.10 MAJORITY STOCKHOLDER'S DRAG-ALONG RIGHTS. In the event that the Majority Stockholder or any of his Permitted Transferees agree to sell all or substantially all of their shares of Company Stock, the Majority Stockholder shall have the right, but not the obligation, to require the Executive and all of his Permitted Transferees to sell, and the Executive and all of his Permitted Transferees shall have the obligation to sell, under the same terms and conditions that are applicable to the sale by the Majority Stockholder and at the same time as such sale, up to that total number of shares of Common Stock owned by the Executive and all of his Permitted Transferees obtained by multiplying (a) the total number of shares of Common Stock that are proposed to be sold (before giving effect to this provision) by the Majority Stockholder and all of his Permitted Transferees, by (b) a fraction, the numerator of which is the total number of shares of Common Stock owned on or before the fifth business day prior to the date of such sale by the Executive and all of his Permitted Transferees and the denominator of which is the total number of shares of Common Stock owned by the Majority Stockholder and all of his Permitted Transferees.

4.       CERTAIN VOTING AGREEMENTS

         4.1 OBLIGATION TO BE COUNTED FOR A QUORUM. Once the Options are exercised, the Executive and all of his Permitted Transferees agree to be present in person or represented by proxy at all meetings of the stockholders of the Company, so that all shares owned by the Executive or his Permitted Transferees may be counted for the purpose of determining the presence of a quorum at such meetings.

         4.2 VOTING BY STOCKHOLDERS. Once the Options are exercised, the Executive agrees to vote any shares of Common Stock owned by him, and to cause all of his Permitted Transferees to vote any shares of Common Stock owned by such Permitted Transferees, whether by note, ballot, proxy or written consent, in any vote of the stockholders of the Company in the same manner as the Majority Stockholder, or upon the death of the Majority

Stockholder, in the same manner as the holders of a majority of the shares held by the Permitted Transferees of the Majority Stockholder.

5.       MISCELLANEOUS

         5.1 INTERPRETATION OF THIS AGREEMENT. The Board shall have full authority to interpret and construe any provision of this Agreement, including, without limitation, the terms of the Options provided hereto and the terms and restrictions on shares of Common Stock obtained as a result of the exercise of such Options, and to adopt such rules and regulations for administering such provisions as it may deem necessary or appropriate. Decisions of the Board shall be final and binding on all parties.

         5.2 AMENDMENTS. This Agreement may be amended only by a written instrument signed by all of the parties hereto, except with respect of the Options as provided in Section 2.

         5.3 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any party hereto upon any breach or default of any party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, shall be in writing and shall be effective only to the extent specifically set forth in such writing.

         5.4 INTEGRATION. This Agreement and the documents referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.

         5.5 OTHER STOCKHOLDERS' AGREEMENTS. The Executive or his respective Permitted Transferees shall not enter into any stockholder agreement or arrangement of any kind with any person with respect to the shares of Common Stock received pursuant to the Options provided herein inconsistent with the provisions of this Agreement (whether or not such agreement or arrangement is with other stockholders that are not parties to this Agreement).

         5.6 SUCCESSORS, ASSIGNS AND TRANSFEREES. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and each of their respective successors, assigns and Transferees, PROVIDED that the Executive may not assign to any Person any of his rights hereunder other than in connection with a Transfer to such Person of shares in accordance with the provisions hereof.

         5.7 Notices. All notices and other communications hereunder shall be in writing and shall be given and shall be deemed to have been duly given if delivered in person, by cable, telegram, telex or facsimile transmission, to the parties as follows:

         If to the Executive:

                  To the address shown on the attached signature page.

         If to the Majority Stockholder:

                  Kroll Associates, Inc.
                  900 Third Avenue
                  New York, New York 10022-4751
                  ATTENTION:  Jules B. Kroll

         If to the Company:

                  Kroll Holdings, Inc.
                  900 Third Avenue
                  New York, New York 10022-4751
                  ATTENTION:  General Counsel and Secretary

or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

         5.8 DESCRIPTIVE HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of the terms contained herein.

         5.9 SEVERABILITY. In the event that any one or more of the provisions, subdivisions, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, subdivision, word, clause, phrase or sentence in every other respect and of the remaining provisions, subdivisions, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

         5.10 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         5.11 GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to the provisions governing conflict of laws.

         5.12 INJUNCTIVE RELIEF. The Executive acknowledges and agrees that a violation of any of the terms of this Agreement will cause the Company irreparable injury for which adequate remedy at law is not available. Therefore, the Executive agrees that the Company shall be entitled to an injunction, restraining order or other equitable relief from any court of competent jurisdiction, restraining the Executive and/or any of his Permitted Transferees from committing any violations of the provisions of this Agreement.

         IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first written above.



                                                  KROLL HOLDINGS, INC.

                                                  By:/s/ Robert J. McGuire
                                                     ------------------------
                                                           Title:

                                                  MAJORITY STOCKHOLDER:

                                                  /s/ Jules B. Kroll
                                                  ---------------------------
                                                  Jules B. Kroll

                                                  EXECUTIVE:

                                                  /s/ N.E. Paciotti
                                                  ---------------------------
                                                  Nazzareno E. Paciotti
                                                  Address:

Author:           Linda Shum at KAHK
Date:             6/16/97  12:16 PM
Priority:         Normal
CC:               Nazz Paciotti at KANY
TO:               Mary Ellen Lynch at KANY
Subject:          Re:  JF Provident Fund Series

      ------------------------Message Contents------------------------

Dear Mary,

The Hong Kong Pension Plan is still governed by the Deed of Adherence. Under the Occupational Retirement Schemes Ordinance, employers who operate an occupational retirement scheme are required to apply to the Registrar of Occupational Retirement Schemes for registration of their schemes. In order to enable registration and fully compliance with the requirements of the Ordinance, the Plan is to be re-structured. That's about the amendment.

Our Plan was officially registered on June 21, 1996 (a copy of the Certificate of Registration will be couriered to you).

There is no change in the Plan (a copy of the Deed of Adherence will also be couriered to you).

I only have 2 years' history & will courier to you. A Trustee's Report & Accounts will also be couriered to you for your reference.

Actually, there are programs similar to the pension scheme. I will also courier the details for your info.

Apart from that, as stated the employment contract, they are also entitled to 4% on the monthly salary as a retirement allowance. This is not a formal pension plan.

Please let me know if you need any info.

Linda

              Occupational Retirement Schemes Ordinance (Cap. 426)

                           Certificate of Registration

This certificate is issued under section 18 of the Occupational Retirement Schemes Ordinance in respect of the occupational retirement scheme named below:

                  Registration number:

                                   R014521(0)

                  Date of registration:

                                 21st June, 1996

                  Name of the scheme:

                           KROLL ASSOCIATES (ASIA) LIMITED
                            PROVIDENT FUND

                  Name of the relevant employer:

                           KROLL ASSOCIATES (ASIA) LIMITED

Issued by the Registrar of Occupational Retirement Schemes on:

                                                             21st June, 1996
                                                  /s/ Pauline Woo
                                                  (Miss Pauline Woo)
                                                  for Registrar of Occupational
                                                  Retirement Schemes

                           DATED    OCT. 5      , 1995
                                _______________

                         KROLL ASSOCIATES (ASIA) LIMITED
                                  (AS EMPLOYER)

                                       AND

              ROYAL BANK OF CANADA TRUST COMPANY (CAYMAN) LIMITED
                                  (AS TRUSTEE)

                                       AND

                    JARDINE FLEMING TRUST MANAGEMENT LIMITED
                                  (AS SPONSOR)

                          ----------------------------
                      SECOND SUPPLEMENTAL DEED OF ADHERENCE
                         RE EXISTING SCHEME RELATING TO

                         KROLL ASSOCIATES (ASIA) LIMITED
                                 PROVIDENT FUND

               AND PARTICIPATING IN THE JF PROVIDENT PLAN FORMERLY
                    THE JARDINE FLEMING POOLED PROVIDENT FUND
                          ----------------------------

                      SECOND SUPPLEMENTAL DEED OF ADHERENCE

                                       RE

                 KROLL ASSOCIATES (ASIA) LIMITED PROVIDENT FUND
                       PARTICIPATING IN JF PROVIDENT PLAN

DATED OCT. 5, 1995
-----

PARTIES
-------

(1) KROLL ASSOCIATES (ASIA) LIMITED the registered office of which is at Room 906-911 Mount Parker House, 1111 King's Road, Taikoo Shing, Hong Kong;

(2) ROYAL BANK OF CANADA TRUST COMPANY (CAYMAN) LIMITED the registered office of which is at P.O. Box 245, Grand Cayman, Cayman Islands, British West Indies;

(3) JARDINE FLEMING TRUST MANAGEMENT LIMITED the registered office of which is at P.O. Box 3151, Road Town, Tortola, British Virgin Islands.

RECITALS
--------

(A) This Deed is supplemental to the Master Trust Deed and Deed of Adherence (as amended).

(B) The Employer wishes to register its participation pursuant to the provisions of the Occupational Retirement Schemes Ordinance and has agreed to enter into this Deed and to amend the Rules as applicable to it as hereinafter provided.

(C) The Deed of Variation and Trust was approved by an Extraordinary Resolution of Custodians.

PROVISIONS
----------

1.       INTERPRETATION

1.1 In this Deed including the Recitals unless the context otherwise requires the following words and expressions shall have the meanings ascribed to them:-

         "DEED OF ADHERENCE"
                  the Deed of Adherence 28th March 1990 and made between the Employer and the Trustee as amended by a Deed of Variation dated 18th December 1990;

         "DEED OF VARIATION AND TRUST"
                  the seventh supplemental trust deed called a Deed of Variation and Trust dated Oct. 5 1995 and made between Jardine Fleming Trust Management Limited and Royal Bank of Canada Trust Company (Cayman) Limited by which the terms of the Master Trust Deed were amended by the substitution of the terms of the Deed of Variation and Trust therefor as the same may in future be amended in accordance with its terms;

         "EMPLOYER"
                  the said Kroll Associates (Asia) Limited;

         "MASTER TRUST DEED"
                  the Master Trust Deed dated 15th June 1988 by which the parties to the Master Trust Deed Jardine Fleming Management Inc as Manager and Royal Bank of Canada Trust Company (Cayman) Limited established the Jardine Fleming Pooled Provident Fund as amended by First Supplemental Trust Deed dated 16th August 1988, a Second Supplemental Trust Deed dated 27th January 1989, a Third Supplemental Trust Deed dated 3rd July 1989, a Fourth Supplemental Trust Deed dated 12th November 1992 and a Fifth Supplemental Trust Deed dated 1st February 1993 and a Sixth Supplemental Trust Deed dated 12th December 1994 and the Deed of Variation and Trust;

1.2 In this Deed including the Recitals words and expressions defined in the Deed of Variation and Trust shall have the same meanings in this Deed.

2.       SUPPLEMENTAL

2.1      This Deed is supplemental to the Deed of Adherence and the Master Trust
         Deed.

2.2 This Deed is entered into pursuant to Clause 6.2 of the Deed of Variation and Trust.

3.       EFFECTIVE DATE

         The parties hereby agree and confirm that the effective date shall be Oct. 5, 1995 the date of the Deed of Variation and Trust.

4.       EMPLOYER'S COVENANT

         The Employer shall hereby become an Employer for the purposes of the Plan and gives the warranties and covenants as provided in Clause 8 of the Deed of Variation and Trust. The Employer covenants to comply with the provisions of the Master Trust Deed as from time to time in force and further to perform any act or pay any sum required by law to be done or paid by it as Employer for the Plan to be lawfully carried on in Hong Kong insofar as attributable to the Employer.

5.       EMPLOYER'S PAYMENT OF SUBSCRIPTIONS

         The Employer hereby agrees to pay, or procure that payment be made, to the Plan of all Contributions payable by the Employer and all Deductions deducted from the salaries of Members employed by the Employer and all other payments payable in accordance with these presents directly or by way of indemnity or otherwise to the Trustee for account of the Plan or the Trustee for its own account or to the Sponsor.

6.       INDEMNITY BY EMPLOYER

         The Employer shall indemnify the Trustee and the Sponsor for any loss, cost or expense resulting directly or indirectly from any breach by it of its obligations as Employer contained in these presents.

7.       COVENANT OF THE TRUSTEE

         The Trustee hereby extends to the Employer the covenants in Clause 10 of the Deed of Variation and Trust.

8.       RULES

         The parties hereto adopt the Rules as set out in the First Schedule hereto in substitution for the existing Rules of the Kroll Associates (Asia) Limited Provident Fund being the Rules as set out in Part A of the Second Schedule of the Deed of Variation and Trust varied as set Out below and in the event of any discrepancy between the variations below and the First Schedule the terms of variation below shall prevail. The adoption of the Rules shall not affect the continuance in membership of all Members as at the date of this Deed who shall continue as such but henceforth subject to the revised Rules.

(a)      Rule 1.1 is amended as follows:-

         (i) in the definition "Accounting Date" by deleting the words "30th June" and inserting in lieu thereof the words "30th November";

         (ii)         by deleting the definitions "Deductions" and "Deduction
                      Units";

         (iii) by deleting the words "and Deductions units" in the definition " Employer's Direction";

         (iv) by deleting the words "and Deductions" in the definition "Employer's Mandate";

         (v) by deleting the words "or Deduction Unit" in the definition "Forfeited Unit";

         (vi) by deleting the words "and Deduction Units" in the definition "Member's Account";

         (vii) by deleting the words "and Deductions" in the definition "Subscriptions";

(b)      Rule 1.2 is amended by deleting the words "or "net
         Deductions"";

(c) Rule 3.1 is amended by deleting the words "five per cent (5%)" and inserting in lieu thereof the words "twelve per cent
         (12%)";

(d)      Rule 3.2 is amended by deleting the words "or Deduction Unit";

(e)      Rule 3.4 is deleted;

(f)      Rule 4 is deleted;

(g)      Rule 5.3 is amended by deleting the words "and the Deduction
         Units";

(h) Rule 6.1 is amended by deleting the words "net Deductions and" and "or Deduction Units";

(i) Rule 6.3 is amended by deleting the words "and the Deductions" and "and Deduction Units";

(j) Rule 7 is amended by deleting the words "and Deduction Units" wherever they appear;

(k) Rule 7.2 is amended by deleting the words "five (5)" and inserting in lieu thereof the words "three (3)";

(l)      Rule 7.6 is amended as follows:

         (i)          Rule 7.6(a)(i) is deleted;

         (ii) Rule 7.6 (a)(ii) by deleting the words "rely on such notice as provided in Rule 7.6(a)(i)" and inserting in lieu thereof the words "assume that the Member's Employment terminated on the date specified in the notice unless a further notice is given" and by deleting the existing table and inserting in lieu thereof:

                      Plan Service of the Member       Percentage to be paid
                      --------------------------       ---------------------

                      Less than three (3) years                  Nil

                      Three (3) years or more
                      but less than four (4) years               30%

                      Four (4) years or more but
                      less than five (5) years               60%

                      Five (5) years or more but
                      less than six (6) years                75%

                      Six (6) years or more but
                      less than seven (7) years              80%

                      Seven (7) years or more but
                      less than eight (8) years              85%

                      Eight (8) years or more but
                      less than nine (9) years               90%

                      Nine (9) years or more but
                      less than ten (10) years               95%

                      Ten (10) years or more                 100%

9.       COSTS AND FEES

9.1 The Employer shall pay the Sponsor a fee of HK$7,500 to cover all costs of the initial registration of its participation in the Plan under ORSO including the audit fee payable by the Trustee (but not the fee of the Employer's auditor) and the cost of a solicitors statement and statement of an overseas legal practitioner and such other costs not payable out of the assets of the Plan in connection with the Deed of Variation and Trust. The Employer shall be responsible for the cost of its own legal advice on this Deed or otherwise in connection with the Plan. Subject thereto, the Employer shall pay all fees costs and expenses payable by it as Employer in connection with the continued registration of its participation in the Plan under ORSO or otherwise incurred or payable in connection therewith in respect of compliance with ORSO.

9.2 The Employer agrees to pay all costs and expenses otherwise payable out of the Trust Property pursuant to Clause 42.2 of the Deed of Variation and Trust in accordance with the provisions of the Deed of Variation and Trust on receipt of an invoice thereof

9.3 The Switching Fee shall be payable by the Employer at the rate of HK$3,000 on any Switch as provided in Clause 41 of the Deed of Variation and Trust.

10.      CONTINUANCE OF TRUST

         The parties hereto confirm that nothing herein determines the trusts established by the Master Trust Deed and Deed of Adherence and the Plan Fund as defined in the Deed of Adherence shall continue to be held as part of the Trust Property upon the trusts established by the Deed of Variation and Trust and this Second Supplemental Deed of Adherence.

11.      COMMENCEMENT DATE

         The Commencement Date shall be 1st January 1990.

12.      INVESTMENT INSTRUCTIONS

         The instructions as in effect for the investment of Subscriptions prior to the Effective Date shall continue as reference to the Growth Fund as Fund established by the Master Trust Deed now is reference to the JF Provident Growth Fund and reference to the Guaranteed Fund established by the Master Trust Deed now is reference to the JF Provident Guaranteed Fund and shall constitute and be accepted as the Mandate required by these presents. The Employer acknowledges it has received, read and understood the Summary of Explanatory Memorandum of the JF Provident Guaranteed Fund and the Summary of Explanatory Memorandum of the JF Provident Growth Fund and the Investment Choice Advice as issued therewith by the Trustee and the Sponsor.

13.      LAW

         This Deed shall be governed by the law of the Cayman Islands.

         IN WITNESS whereof the parties hereto have executed this Deed.

Signed sealed and delivered by
Jeffrey Halpen, as attorney for                               )
ROYAL BANK OF CANADA TRUST                                    )
COMPANY (CAYMAN) LIMITED                                      )
in the presence of:-                                          )
/s/????


The Official Seal of                                          )
JARDINE FLEMING TRUST                                         )
MANAGEMENT LIMITED                                            )
was hereunto affixed                                          )
in the presence of:-                                          )
/s/????

The Common Seal of                                            )
KROLL ASSOCIATES (ASIA)                                       )
LIMITED                                                       )
was hereunto affixed                                          )
in the presence of:-                                          )
/s/????
                                      - 7 -

                                 FIRST SCHEDULE

          RULES OF THE KROLL ASSOCIATES (ASIA) LIMITED PROVIDENT FUND A

                  PARTICIPATING SCHEME IN THE JF-PROVIDENT PLAN

               Rules conformed to employer's scheme to be set out

1.       INTERPRETATION

1.1 In these Rules, the following words and expressions have the meaning ascribed to them unless the context otherwise requires:-

"ACCOUNTING DATE"
         30th November of each year;

"ALTERNATE SCHEME"
         a scheme, plan or trust for the provision of pension, retirement or provident benefits or any similar purposes which is contributed to by the Employer or by any Associate of the Employer and which the Employer shall in the Deed of Adherence specify as an Alternate Scheme or shall by notice to the Trustee given at any time determine is an Alternate Scheme;

"ASSOCIATE"
         has the meaning ascribed in the Deed;

"BENEFICIARIES"
         all or any of the following:-

         (a)   the Member's spouse,

         (b) any of the following relatives of a Member living or en ventre sa mere at his death, namely, child, parent, brother or sister or the spouse or child then living or en ventre sa mere of any such child, parent, brother or sister and for this purpose:-

               (i) a relationship acquired by a process of legal adoption shall be as valid as a blood relationship;

               (ii)   a step child shall be deemed to be a child;
                      and

               (iii) the foregoing relatives shall be construed as including anyone who would be such a relative if he or some other person through whom the relationship is traced had been born legitimate;

         (c) any person who in the opinion of the Trustee was at any time prior to the death of the Member wholly or partially financially dependent upon such Member;

         (d)   any person nominated by the Member;

         (e)   the legal personal representatives of the Member;

"BENEFITS"
         any sum due to a Member or his Beneficiaries pursuant to the provisions of the Rules on Termination of Employment;

"COMMENCEMENT DATE"
         the date specified as such in the Deed of Adherence;

"CONTRIBUTIONS"
         the amounts paid to the Trustee by an Employer in accordance with Rule 3 and amounts certified to be Contributions pursuant to Rule 12.3 or otherwise designated as such pursuant to these presents;

"CONTRIBUTION UNITS"
         in respect of any Member, the Units from time to time standing to the credit of a Member's Account being those subscribed for with Contributions or any interest or income therefrom together with all Units acquired with the proceeds of redemption of any Contribution Unit or any interest or income therefrom save where otherwise expressly provided in the Rules, the same are used to acquire Forfeited Units;

"DEALING DAY"
         the day as of which any subscription or purchase of Units may be made in accordance with the provisions of the relevant Fund;

"DEED"
         the Trust Deed of 15th June 1988 as amended by supplemental deeds, the seventh such deed re-constituting the trusts being the Deed of Variation and Trust to which these Rules form Part A of the Second Schedule as from time to time varied, altered or modified in accordance with the provisions thereof;

"DEED OF ADHERENCE"
         the deed of adherence executed by the Employer pursuant to which the Employer participates in the Plan as from time to time amended;

"DIRECTION"
         an Employer's Direction;

"DOLLARS, $"
         the lawful currency of Hong Kong;

"ELIGIBLE EMPLOYEE"
         any full-time permanent employee aged over eighteen (18) years and under the Normal Retirement Age and who:-

         (a)    has satisfactorily completed his probationary period
                (if any);

         (b)    is not a member of an Alternate Scheme;

"EMPLOYER"
         the person named as such in the Deed of Adherence;

"EMPLOYER'S ACCOUNT"
         an account maintained in the books of the Trustee in respect of the Employer to which are credited all Forfeited Units allocated pursuant to Rule 3.2;

"EMPLOYER'S DIRECTION"
         an instruction given by the Employer in accordance with Rule 22 requiring the sale of all or any percentage of the Contribution Units held in the Member's Account and/or of the Forfeited Units held in the Employer's Account and the investment of the proceeds of redemption in another Fund or other Funds or an instruction given by or on behalf of the Employer in the circumstances permitted by these presents;

"EMPLOYER'S MANDATE"
         the instruction in the Deed of Adherence or such later instruction from the Employer as may from time to time be in effect as to the percentage (if any) of the net Contributions given pursuant to Rule 21 received by the Trustee each Month to be invested in each of the Funds given in such form as the Trustee may approve or such instruction given by or on behalf of the Employer in the circumstances permitted by these presents;

"EMPLOYMENT"
         continuous and full time permanent employment (including any probationary period) with the Employer, provided that:-

         (a) if a Member is transferred from another Employer in circumstances where the provisions of Rule 7.6(b) apply then Employment shall include the period of employment with the former employer who is an Associate of the Employer;

         (b) whilst a Member continues to be an employee of an Employer the following absences shall be construed for the purposes of the Plan as Employment:-

                  (i) absence due to physical or mental ill-health or incapacity for any period approved by the Employer, save that if at the end of any approved period of absence as aforesaid the Member has not returned to work he will be deemed to have terminated his Employment at the date of commencement of the relevant period unless otherwise determined by the Employer;

                  (ii) absence for any other reason under any special circumstances for any period with the approval of the Employer, save that if at the end of any approved period of absence as aforesaid the Member has not returned to work he will be deemed to have terminated his Employment at the date of commencement of the relevant period unless otherwise determined by the Employer;

         (c) if any Member with the agreement of his Employer is not required, for a definite ascertainable period, to perform his duties as an employee with that Employer and his Employer is not required to pay him any salary or other allowance during that period, the employment of such Member shall be deemed to be suspended during such period and shall not be counted as Employment. If the Member does not for any reason resume his duties after that period of suspension, the Employment of the Member shall be deemed to be terminated on the day immediately preceding the period of such suspension;

         (d) shall include in the case of a Transferred Member such period of Employment with the employer from whom he transferred or such proportion thereof as may be determined by the Trustee pursuant to Rule 12.2;

"FORFEITED UNIT"
         a Unit standing to the credit of the Employer's Account acquired with the proceeds of redemption of a Contribution Unit which has been forfeited or the proceeds of any Contribution Unit unclaimed pursuant to Rule 17;

"FUND"
         any Fund as defined in the Deed;

"MANDATE"
         an Employer's Mandate;

"MEMBER"
         an Eligible Employee who has joined the Plan and who continues to have rights to Benefits hereunder;

"MEMBER'S ACCOUNT"
         the account in respect of a Member to which are credited all Contribution Units held in respect of that Member;

"MONTH"
         a calendar month;

"NORMAL RETIREMENT BENEFIT"
         a benefit calculated in accordance with Rule 7.1;

"NORMAL RETIREMENT AGE"
         the age of sixty (60) years for all male and female Members;

"PLAN"
         JF Provident Plan as constituted by these presents;

"PLAN SALARY"
         in respect of each Member, the basic Monthly salary payable to that Member by the Employer from time to time (including increases in his salary backdated to the effective date thereof) but excluding commissions, bonuses, premiums, any payments for special work outside the usual scope of the Member's employment, payments for overtime or other like payments or any payments for transportation, travelling, meals or subsistence, allowance for cost of living and medical allowance, housing allowance or similar staff benefits and in the case of a Member who is paid other than monthly means the basic salary (as above described) attributable to that Month;

"PLAN SERVICE"
         in relation to each Member, the period of Employment including any period to be included as Plan Service pursuant to Rule 12.2 which shall be included by deeming the date of commencement of the period of Employment to be a date the relevant period prior to the actual date of commencement;

"RULES"
         these Rules set out in Part A of the Second Schedule of the Deed and variations therein or additions thereto for the time being in force pursuant to the Deed of Adherence or otherwise;

"SUBSCRIPTIONS"
         Contributions;

"TERMINATION OF EMPLOYMENT"
         termination of Employment with an Employer, whether by reason of resignation, retirement, dismissal, death, incapacity or otherwise save on transfer of Employment pursuant to Rule 7.6(b) including termination as provided in the definition of Employment on expiry of a relevant absence;

"THESE PRESENTS"
         the Deed, the relevant Deed of Adherence and the Rules;

"TRANSFERRED MEMBER"
         a Member in respect of whom the Trustee has accepted any assets from another scheme or fund of which such Member was previously a member pursuant to Rule 12.1;

"TRANSFERRING MEMBER"
         a Member who leaves Employment and in respect of whom the Trustee transfers from the Plan to another scheme or fund any assets of the Plan pursuant to Rule 13.1;

"TRUSTEE"
         the Trustee or Trustees for the time being of the Plan;

"UNIT"
         a unit or share or other participation or interest in a Fund or a fraction thereof and for the avoidance of doubt in respect of any Fund with more than class of units, is the class designated as the Fund save in respect of a Forfeited Unit which shall unless the Trustee otherwise agrees with the Employer represent moneys as held in accordance with the Deed.

1.2 In these Rules, reference to "net Contributions" or net Subscriptions" means the amount thereof after deduction of any costs, charges or other deductions permitted by these presents and reference to "net proceeds of redemption of Units" means the amount after deduction of any costs of currency conversion or bank charges or other similar expenses or other deduction authorized by these presents.

1.3 References in these Rules to Clauses are to Clauses of the Deed. All words and expressions defined in the Deed shall have the same meaning herein and the other provisions of Clause 1 shall apply hereto as if set out in full.

1.4 In the event of conflict of any translation of these Rules or any part thereof, the English language version shall prevail to the exclusion of any translation thereof

2.       MEMBERSHIP

2.1 All Eligible Employees who are in Employment on or who commence Employment on or after the Commencement Date may become Members on the first day of the Month coincident with or next following the date on which they have :-

         (a) completed the probationary period (if any) with the Employer; and

         (b) completed and signed the application form referred to in Rule 2.3.

2.2 The Trustee may require proof of age satisfactory to it to be produced by an Eligible Employee.

2.3 An Eligible Employee who wishes to become a Member of the Plan shall complete and sign a form of application in such form as the Trustee may prescribe and provide such other information as the Trustee may require. Such application form shall be counter-signed by the Employer. The Trustee shall be entitled to rely on the application form and information so provided as true and accurate in all respects.

3.       CONTRIBUTIONS OF THE EMPLOYER

3.1 Subject to Rule 3.2 and Rule 3.3, each Month the Employer shall pay to the Trustee in Dollars by cheque delivered to the office or in the manner from time to time specified by the

Trustee out of moneys belonging to the Employer for each Member (including Member remaining in Employment alter Normal Retirement Age) a sum equivalent to twelve per cent (12%) of the Plan Salary (rounded to the nearest Cent by rounding down if the amount is below 0.005 and otherwise rounding up) payable to the Member in the immediately preceding Month. If the Termination of Employment of a Member occurs in a Month then the Employer shall pay the Contributions only until the end of the last complete Month of Employment.

3.2 Any amount or Contribution Unit forfeited under Rule 7.6 or Rule 7.7 or any amount or Contribution Unit unclaimed under Rule 17.1 when it ceases to be due (unless the Employer otherwise instructs pursuant to Rule 17.2) shall be applied by the Trustee to the Employer's Account and in the acquisition of Forfeited Units. Forfeited Units (If any) from time to time credited thereto shall be redeemed and the proceeds used to reduce the amount of future Contributions due under Rule 3.1 from the Employer in the Month following that in which the Forfeited Unit was credited to the Employer's Account unless the Employer and the Trustee otherwise agree prior to the next Contribution being due under Rule 3.1. Forfeited Units shall be invested as provided in the Deed and the value thereof on redemption shall be the value on issue thereof.

3.3 If in any Month a Member has received an increase of Plan Salary backdated to an earlier date then in that Month the Employer shall pay such additional amount as is necessary so that the amount paid for the preceding Months for that Member is the amount representing the percentage to be paid in accordance with Rule 3.1.

3.4      The provision under Rule 3.4 is deleted.

4.       The provisions under Rule 4 is deleted.

5.       CREDIT OF SUBSCRIPTIONS AND ACQUISITION OF UNITS

5.1 The Trustee shall credit all net Subscriptions received in respect of each Member to the Member's Account.

5.2 The Trustee shall as soon as practicable alter receipt of cleared moneys in respect of any Subscriptions deduct any sums or charges which may be deducted from Subscriptions in accordance with the terms of the Deed. The Trustee shall apply the balance plus any sum to be applied on redemption of Forfeited Units pursuant to Rule 3.2 to the purchase of Units in accordance with the relevant Mandate at the price applicable on the first Dealing Day of the relevant Fund alter receipt. The amount(s) so allocated shall be retained by the Trustee until the first Dealing Day of the relevant Fund. The first Dealing Day shall be the first day after the day on which the Trustee received cleared moneys.

5.3 The Units acquired by the Trustee with any net Subscriptions shall be allocated to the Member's Account of the relevant Member which shall show separately the Contribution Units held.

5.4 On the payment of Benefits, the Trustee shall cancel all Units held in the Member's Account of the relevant Member and the net proceeds of redemption of the Units shall be utilized to pay out Benefits or dealt with as provided in Rule 7 or in Rule 3.2 as the Rules provide.

6.       ACCOUNTS AND STATEMENTS

6.1 The Trustee shall cause to be kept accounts for each Member showing separately all and net Contributions received and Units subscribed and redeemed and whether such Units are Contribution Units. The Trustee shall cause to be kept an account for the Employer showing any sums forfeited or unclaimed and the Forfeited Units representing the same and any Special Contributions and the Forfeited Units representing the same. Forfeited Units shall be credited to the Employer's Account in accordance with the provisions of Rule 7.

6.2 As soon as possible alter the audited accounts of the Plan relating to the interest of the Employer and the Members are available, the Trustee shall make the same available for inspection by Members (and after the death of any Member by his Beneficiaries) at the usual business offices of the Sponsor in Hong Kong during all or such part of the normal business hours of the Sponsor as the Trustee and the Sponsor shall agree.

6.3 The Trustee shall issue, as soon as practicable alter the Accounting Date in each year, and normally within two (2) months but no later than six (6) months alter the relevant Accounting Date, a statement to each Member showing the amount of the Contributions and the net Subscriptions received in respect of that Member in the period from the Commencement Date or, if later, the last Accounting Date to the Accounting Date on which the statements are made up. The statement shall also show the Contribution Units held. The statement shall also show the value of the relevant Units as at the relevant Accounting Date or, if such day was not a Dealing Day the value of the relevant Units on the Dealing Day immediately prior to the Accounting Date and the value of cash held uninvested. The statement shall show the percentage increase or decrease in the value of one Unit in each Fund for the Accounting Period. The statement shall show the amount of the Vested Benefits of the relevant Member and the Benefits the relevant Member could reasonably expect to receive on his retirement in respect of the Plan Service of the Member as at the relevant Accounting Date.

6.4 The Trustee shall deliver the statements to the Employer and the Employer shall promptly distribute the same to the Members.

6.5 A Member may at any time require a copy of any statements previously issued to him to be sent to him by the Trustee on payment of such charge as the Trustee may from time to time specify.

6.6 The Employer shall on receipt of notice of any amendment of these presents, give a copy of it to each Member.

7.       BENEFITS ON TERMINATION OF EMPLOYMENT

7.1      Retirement at Normal Retirement Age
         -----------------------------------

         The Employer shall give the Trustee notice of any Member retiring at Normal Retirement Age specifying the date of retirement and the Trustee shall redeem all Contribution Units held to the credit of the Member's Account of the retiring Member on the first Dealing Day next following the date of the Member leaving, or if later, the date of receipt of such notice. The Trustee shall be entitled to assume that the Member retired on the date specified a said notice unless a further notice is given. The proceeds of such redemption together with any Subscriptions allocable to the Member's Account but not at that date used to acquire Units, after any deduction authorized by these presents shall be payable to the Member.

7.2      Early Retirement
         ----------------

         The Employer shall give the Trustee notice of any Member retiring prior to Normal Retirement Age specifying the date of retirement and the Trustee shall redeem all Contribution Units held to the credit of the Member's Account of the retiring Member on the first Dealing Day next following the date of the Member leaving Employment or, if later, the date of receipt of such notice. The Trustee shall be entitled to assume that the Member retired on the date specified in a notice unless a further notice is given. The proceeds of such redemption together with any Subscriptions allocable to the Member's Account but not at that date used to acquire Units, after any deduction authorized by these presents shall be payable to the Member. A Member shall not be treated as retiring unless the Employer consents thereto and the relevant Member is aged over forty-five (45) years and has completed not less than three (3) years of Plan Service.

7.3      Late Retirement
         ---------------

         The Employer shall give the Trustee notice of any Member retiring after Normal Retirement Age specifying the date of retirement and the Trustee shall redeem all Contribution Units held to the credit of the Member's Account of the retiring Member on the first Dealing Day next following, the date of the Member leaving Employment or, if later, the date of receipt of such notice. The Trustee shall be entitled to assume that the Member retired on the date specified in a notice unless a further notice is given. The proceeds of such redemption together with any Subscriptions allocable to the Member's Account but not at that date used to acquire Units, after any deduction authorized by these presents shall be payable to the Member.

7.4      Death in Employment
         -------------------

         (a) In the event of a Member dying at any time and under any circumstances whilst in Employment, the Employer shall give notice thereof to the Trustee and the Trustee shall subject as provided in Rule 7.4(c) redeem all Contribution Units held to the credit of the Member's Account of the deceased Member on the first Dealing Day next following the receipt of such notice.

         (b) The Trustee shall hold the net proceeds of redemption of Units received in accordance with Rule 7.4(a) together with any net Subscriptions allocable to the relevant Member in cash not at that date used to purchase Units net of any deduction authorized by these presents separate and apart from the Plan upon trust to pay or apply the whole or any part of the capital or income of the same to or for the benefit of all or any one or more of the Beneficiaries living at the date of the Member's death as the Trustee may in its absolute discretion determine.

         (c) Notwithstanding the foregoing provisions of Rule 7.4(b) the amount held upon trusts of Rule 7.4(b) shall until payment is made in accordance therewith be retained and may be invested in securities or placed on Deposit with any bank or financial institution in which monies of the Plan are permitted to be invested at the absolute discretion of the Trustee and any costs of dealing with the same shall be payable therefrom and any income or interest arising thereon shall be added thereto.

         (d) The Trustee shall be entitled to require a copy of the death certificate of the relevant Member.

         (e) A nomination (if any) made by a Member in respect of the Benefits payable upon his death shall constitute a request to the Trustee only and shall not be binding upon it nor prejudice the Trustee's absolute discretion to determine to whom payment is made in accordance with Rule 7.4(b).

7.5      Permanent Incapacity and Ill-health
         -----------------------------------

         In the event of the Termination of Employment of a Member as a result of physical or mental ill health or incapacity which in the opinion of the Employer having taken advice from a competent medical practitioner of western medicine is of such nature as to render him permanently unfit to continue employment with the Employer in the same or similar capacity as that for which he was previously employed, the Trustee upon receipt of notice to such effect from the Employer shall redeem all Contribution Units held to the Member's Account of the relevant Member on the first Dealing Day next following the receipt of such notice. The net proceeds of redemption of Units net of any deduction authorized by these presents together with any net Subscriptions allocable to the relevant Member in cash not at that date used to purchase Units shall be payable to the Member. The Trustee shall be entitled to require a copy of the certificate from the medical practitioner who has advised the Employer as to the state of health of the relevant Member prior to making any payment out hereunder.

7.6      Leaving Employment
         -------------------

         (a) Subject as is in these Rules otherwise provided, upon Termination of Employment of a Member in circumstances other than as set out in this Rule 7 the Employer shall give notice thereof specifying the date of Termination of Employment and the Trustee shall:

                  (i)      the provision under Rule 7.6(a)(i) is deleted;

                  (ii) redeem all Contribution Units held to the credit of the Member's Account of the relevant Member on the first Dealing Day next following the date of Termination of Employment or, if later, the date of receipt of such notice. The Trustee shall be entitled to assume that the Member's Employment terminated on the date specified in the notice unless a further notice is given. The Trustee shall pay to the Member a percentage of the net proceeds of redemption of the relevant Units and of any net Contributions allocable to the relevant Member in cash not at that date used to purchase Contribution Units net of any deduction authorized by these presents calculated by reference to the period of Plan Service of the Member as follows for which purpose a year is counted by reference to each anniversary of the first date of Plan Service with a year expiring on the day immediately preceding the anniversary:-


                           Plan Service of the Member     Percentage to be paid
                           --------------------------     ---------------------

                            Less than three (3) years                Nil

                            Three (3) years or more
                            but less than four (4) years             30%

                            Four (4) years or more but
                            less than five (5) years                 60%

                            Five (5) years or more but
                            less than six (6) years                  75%

                            Six (6) years or more but
                            less than seven (7) years                80%

                            Seven (7) years or more but
                            less than eight (8) years                85%

                            Eight (8) years or more but
                            less than nine (9) years                 90%

                            Nine (9) years or more but
                            less than ten (10) years                 95%

                            Ten (10) years or more                  100%

         (b) Notwithstanding anything to the contrary contained in Rule 7.6(a), in the case of a Member leaving the Employment of an Employer and immediately thereafter becoming an employee of an Associate which is an Employer hereunder the

                      Member shall be deemed not to have terminated his Employment and all Contribution Units and Deduction Units and any net Subscriptions credited to his Member's Account shall with effect from the date on which he becomes an employee of the Associate be deemed transferred to a Member's Account attributable to the Associate and the rights of the Employer shall be taken by the Associate together with all obligations and the Member shall for all purposes hereunder be treated as if the Employment with the Employer were Employment by the Associate.

         (c) Where pursuant to Rule 7.6(a)(ii) only a percentage of the net proceeds of redemption of Contribution Units and net Subscriptions is payable to the Member, the balance thereof shall be forfeited and dealt with under Rule 3.2.

7.7      Dismissal
         ---------
         (a) Notwithstanding anything to the contrary contained in these Rules, the provisions of Rule 7.7(b) shall apply if any Member shall be dismissed from the Employment of an Employer upon any of the following grounds or shall resign to avoid dismissal on such grounds and if the Employer shall give notice to the Trustee of Termination of Employment specifying the date of termination and that the Employer wishes the provisions of Rule 7.7(b) to apply and if the Trustee shall be satisfied that the dismissal or resignation was upon any such grounds namely :-

                      (i) willfully disobeying a lawful and reasonable order; or

                      (ii) misconducting himself such conduct being inconsistent with the due and faithful discharge of his duties; or

                      (iii)   by reason of fraud or dishonesty; or

                      (iv)    being habitually neglectful in his duties; or

                      (v) upon any other grounds on which the Employer would be entitled to terminate the contract of employment of the relevant Member without notice at common law.

         (b) The Trustee shall redeem all Deduction Units held to the credit of the Member's Account of the relevant
                      Member on the first Dealing Day next following the Termination of Employment or, if later, the date of receipt of such notice and pay the proceeds of redemption of the relevant Units together with any net Deductions allocable to the relevant Member in cash not at that date used to purchase Deduction Units net of any deduction authorized by these presents. The relevant Member shall receive no other benefit from the Plan. Ml Contribution Units shall be redeemed either on the first Dealing Day next following receipt of notice of Termination of Employment from the Employer or at the Trustee's discretion if at such date it is not satisfied that the provisions of this Rule 7.7 apply, the Trustee shall retain such Units and redeem the same on the first Dealing Day after the date on which it is satisfied that the provisions of this Rule 7.7 apply or do not apply. If the Trustee redeems such Units prior to being satisfied as aforesaid, then it shall hold the net proceeds of redemption of the relevant Units together with any net Contributions allocable to the relevant Member in cash not at that date used to purchase Contribution Units net of any deduction authorized by these presents on interest bearing account until it is so satisfied and then if the provisions hereof apply, the Trustee shall forfeit the said sum and any interest accrued which shall be dealt with under Rule 3.2 and if the provisions hereof do not apply, shall pay out the same or the relevant part in accordance with the provisions of Rule 7.6. The Trustee shall be entitled to rely on a notice from the Employer specifying the date of Termination of Employment.

8.       INCORRECT NOTICE OF TERMINATION OF EMPLOYMENT

         If an Employer shall for any reason give notice to the Trustee pursuant to the Rules as to the Termination of Employment of a Member and the Member shall for any reason not cease to be employed then the notice given by the Employer shall be deemed invalid. The Trustee shall (if it has redeemed Units) utilize the net proceeds of redemption thereof to purchase the same Units as redeemed such that the position of the Member's Account of the relevant Member is not affected by the redemption and if there shall be any shortfall in the sum needed by reason of an increase in value of the relevant Units or otherwise, unless the Member consented to the redemption in accordance with Rule 9 the Employer shall pay such sum to the Trustee as shall cover the shortfall. If a Member consented, the loss (if any) shall be borne by the Member. If any sums have been paid to the Employer, Member or any other person as a result of any notice incorrectly given as aforesaid or a notice specifying an incorrect basis of Termination of Employment or an incorrect notice of Termination of Employment the same (or relevant part) shall be repaid by the recipient to the Trustee.

9.       ARRANGED DATE FOR BENEFIT PAYMENT

         If the Employer and a Member so request by notice to the Trustee given in such form as the Trustee may from time to time require but specifying the name of the Member, the reason for termination of employment and the expected date of termination of employment, then the Trustee may redeem Units for the purpose of paying Benefits prior to the date on which it would otherwise do so pursuant to these Rules in order that a cheque for the sum due as Benefits may be delivered to the Employer on or before the expected date of Termination of Employment. The Trustee shall not be obliged to accept such notice but if it accepts and acts on such notice the Trustee shall redeem all Units standing to the Member's Account of the relevant Member. The Trustee shall not be liable for any reduction in Benefits due to the early redemption of Units nor if having accepted such notice, for any reason not within the reasonable control of the Trustee the cheque shall not be delivered by the expected date of Termination of Employment.

10.      CURRENCY

         All Benefits payable shall be paid in the lawful currency of Hong Kong unless the proceeds of redemption of Units shall be received by the Trustee in any other currency in which case the Trustee may pay the same in that currency or convert the same to Dollars deducting the costs of conversion therefrom as it thinks fit or in such other Currency as the Member requests and the Trustee agrees and in such case the rate of exchange shall be as determined by the Trustee at its discretion and the costs of conversion shall be for the account of the Member.

11.      ALTERNATE SCHEME

         The Employer may by notice to the Trustee specify that a scheme plan or trust for the provision of pension, retirement or provident benefits or any similar purposes to which the Employer or any of its Associates contribute shall be an Alternate Scheme. A notice so given shall not affect the position of any person who at the date of such notice is a Member.

12.      TRANSFERRED MEMBERS

12.1 Upon the instruction of the Employer pursuant to Clause 56 and with the consent of the Trustee, the Trustee shall accept as an asset of the Plan from the trustees or other administrators of any other scheme or fund of which a Member was previously a member, such sum or assets as such Member is entitled to have transferred according to the provisions of that scheme or fund provided that the trust deed or other document constituting such scheme or fund contains power for the trustees or other administrators thereof to make such transfer.

12.2 The Trustee shall determine the proportion of employment with the previous employer to be allowed as Plan Service and notice the Employer and the Member of such determination. Such determination shall be final and conclusive and be binding on the Member and the Employer.

12.3 Any cash sum received by the Trustee pursuant to Rule 12.1 shall be deemed Deductions unless certified by the Trustee and trustee or administrator of the scheme from which they are received to be Contributions and subject to any deductions permitted by these presents shall be allocated to the Member's Account of the relevant Member as Deductions received or as Contributions received as applicable. If assets other than cash are received then the Trustee shall sell the same in such manner as it thinks fit and the net proceeds thereof shall be deemed Deductions and allocated to the Member's Account of the relevant Member as Deductions received. The amounts received shall be used to subscribe for Units in Funds in accordance with the Mandate current at that date on the first Dealing Day of the relevant Fund or Funds next following receipt of such sum or the net proceeds of sale of assets received. Any fees or charges shall be deducted therefrom prior to the subscription for Units.

13.      MEMBERS LEAVING TO JOIN OTHER SCHEME

13.1 Upon the instruction of the Employer and with the consent of a Member leaving Employment, the Trustee shall pay in lieu of the Benefits payable to that Member to the trustees or other administrators of a retirement scheme or other fund or arrangement of which the Member becomes a member, a sum being an amount equal to the Benefits to which the Member would be entitled on the day immediately preceding the date of Termination of Employment and shall notify the trustees or other administrators of the other scheme or fund of the length of Plan Service and any further information required by such trustees or other administrators provided that:-

         (a) such other scheme, fund or arrangement has any necessary registration or exemption required for it to operate as a retirement scheme;

         (b) the trust deed or other document constituting such scheme or fund or arrangement contains power for the trustees or other administrators thereof to receive such transfer;

         (c)          the prior written consent of the Member is obtained.

13.2 Upon payment by the Trustee pursuant to Rule 13.1 the Member shall cease to be a Member and shall have no claim against or other interest in the Plan.

14.      LIEN ON BENEFITS

14.1 All Benefits payable including moneys held on trusts pursuant to Rule 7.4(b) and Rule 16 shall be subject to a lien by the Trustee in respect of any losses of the Employer arising directly from the dishonest act of the Member to whom the Benefits are payable and for all debts owing to the Employer by the Member in respect of whom the Benefits are payable provided that such debts have been acknowledged in writing by such Member. The Employer may on or alter the Termination of Employment of a Member give written notice to the Trustee that the Employer reasonably believes there is a loss or debt giving rise to a lien under this Rule and giving the Trustee particulars thereof and desiring it to exercise such lien.

14.2 The Trustee shall exercise the lien under Rule 14.1 by deducting the relevant sum from the proceeds of redemption of Units otherwise to be paid as benefits and holding it on separate interest bearing account until the Trustee is satisfied whether the monies are properly payable to the Employer or not. The Trustee and the Employer shall use their reasonable endeavors to promptly determine whether or not such a lien may be made and the amount thereof and/or if payment may be made to the Employer or Member. Upon the Trustee being satisfied that any sum is due to the Employer, the Trustee may pay to the Employer upon or alter the Termination of Employment of the relevant Member for the Employer's own use and benefit the amount of such losses or debts and the Benefits of the Member concerned upon the termination of his employment shall be reduced accordingly by such amount.

15.      PROHIBITION OF ASSIGNMENT

         The assignment, transfer or other disposal by a person of any right, benefit or interest under the Plan is prohibited.

16.      BANKRUPTCY OF A MEMBER

16.1 If any person (whether or not a Member) shall either wholly or partially assign, charge or otherwise dispose of any present or future benefit in the Plan or attempt or purport to do so or if he shall become bankrupt or insolvent or if any other act shall be done or event shall happen whereby the same if belonging absolutely to such person would be vested in or payable to or charged in favor of any other person, firm or company save the lien permitted by Rule 14.1, upon the happening of any of the events aforesaid all right, benefit and interest of such person in the Plan shall cease. The Employer and the Member shall continue until Termination of Employment of the Member to pay Contributions and Deductions but on Termination of Employment if the relevant person is the Member then the Benefits due to him shall be held by the Trustee upon trust to apply the same for or towards the maintenance and personal support of the relevant Member and/or his Beneficiaries in such manner and in such proportion (but so that no payment is made to any assignee or purported assignee of the Member or any person claiming under a charge or purported charge) as the Employer may, in its absolute discretion, determine or to pay the same or any part to the Employer where the Benefits would otherwise have been subject to a lien pursuant to Rule 14.1 and payable to the Employer. If the relevant person is not a Member, the interest of the Member shall not be prejudiced and the Benefits shall be payable to him provided that if the relevant person would then by reason of the death of the relevant Member or otherwise have had any claim to all or any Benefits that claim shall have ceased as aforesaid but any sum affected thereby maybe applied by the Trustee for the maintenance and personal support of any of the Beneficiaries as the Employer determines (including the relevant person).

17.      FAILURE TO CLAIM

17.1 A person for the time being entitled to the receipt of Benefits shall not be entitled to claim such Benefit or any part thereof more than twenty-four
(24) Months after they have fallen due and all interest therein shall cease if the reason for the non-payment of such Benefits or part thereof within the period of twenty-four (24) Months was:-

         (a)    the failure of that person to claim the Benefits; or

         (b) the lack of knowledge by the Employer or of the Trustee of the existence or whereabouts of that person or that such person had or claimed to have a right to Benefits.

17.2 The Employer may notwithstanding the provisions of Rule 17.1 instruct the Trustee to pay any Benefits or any part thereof to any such person as they think fit and the Trustee shall approve or to hold the same for some further period. If no such instruction is given or upon the expiry of such further period, the moneys shall be forfeited and dealt with under Rule 3.2.

18.      BENEFICIARY UNDER INCAPACITY

18.1 If any Benefits are payable to any Member or person who in the opinion of the Trustee is incapable of managing his own affairs or if for any other reason the Trustee shall think such action to be in the interests of such person, the Trustee shall have the power to pay such Benefits or any part thereof to such person, company or institution for the benefit of the person as aforesaid as the Trustee shall think fit and the receipt of such person, company or institution shall be a complete discharge to the Trustee and exonerate it from all further liability or responsibility in relation thereto.

18.2 If any Benefits are payable to any Beneficiary who is an infant, the Trustee shall have the power to pay the Benefits or any part thereof to the parent or lawful guardian or guardians of such Beneficiary whose receipt therefor shall be a full and sufficient discharge to the Trustee and the Trustee shall not be responsible for seeing to the application of any moneys paid to such parent or guardian or guardians.

19.      NOMINATIONS

         Any Member may by completion of a form of nomination in such form as the Trustee may prescribe or in such other form or forms as the Trustee may approve and giving of the same to the Trustee nominate any person or persons as a Beneficiary and specify that the Member wishes such person or persons to receive any Benefits from the Plan to the exclusion of any other person. Such nomination may be withdrawn or superseded by the giving of a further nomination. The nomination shall constitute an expression of the wishes of the Member and shall not be binding upon the Trustee.

20.      MEMBERSHIP NOT A CONTRACT OF EMPLOYMENT

         Nothing in these Rules shall constitute a contract of employment or be a consideration for employment of any person or give any person the right to be retained in the employ of the Employer. In any action brought by a Member against his Employer no damages shall be recoverable in respect of the loss of any Benefits to which he may claim to be entitled under these presents.

21.      MANDATES

21.1 The Employer may at such time as hereinafter provided give one (1) Month's notice to the Trustee (or such shorter period as the Trustee may agree) to amend the Employer's Mandate as given to take effect on the Commencement Date or, if later, a notice given pursuant to this Rule 21 or by or on its behalf or otherwise in accordance with the provisions of these presents by providing that with effect from the first day of the Month commencing after expiry of the notice, the percentage of all net Contributions and net Deductions to be allocated to each Fund shall be as set out in the notice. The Employer may give such notice only within the period of one (1) Month of receipt by it of the statements to Members to be delivered to it in accordance with Rule 6.4.

21.2 Save as otherwise provided in these presents, the Employer shall not be entitled to give more than one (1) such notice. The notice shall be in such form as the Trustee may from time to time specify. The Trustee shall subject to the provisions of these presents comply therewith. Any Mandate shall only be valid to the extent it does not conflict with any limit imposed by the Trustee pursuant to these presents.

22.      DIRECTIONS

22.1 The Employer may at such time as hereinafter provided give not less than one (1) Month's notice to the Trustee (or such shorter period as the Trustee may agree) to specify that with effect from the next Dealing Day after expiry of the notice, all or any proportion of the Contribution Units and Deduction Units held for all Members in any Fund or Funds shall be redeemed and the net proceeds of redemption of Units shall be used to acquire Units in another Fund on the same Dealing Day if it is a Dealing Day for the Fund in which Units will be acquired and if tit manager or other person so authorized in respect of the Fund in which Units will be acquired so agrees and otherwise on the first Dealing Day for the Fund in which Units will be acquired after receipt of the proceeds and the Units shall be credited as Contribution Units or Deduction Units in the Member's Accounts as applicable. The Employer may give such notice only within the period of one (1) Month of receipt by it of the statements to Members to be delivered to it in accordance with Rule 6.4. In any case the Trustee shall, subject to Rule 22.2 and Rule 22.3 and the provisions of the Deed, comply with a Direction.

22.2 Save as otherwise provided in these presents, the Employer shall be entitled to give notice under Rule 22.1 only once in each calendar year. The notice if it relates to Contribution Units shall apply to all Contribution Units and Deduction Units.

22.3 The Employer shall not give a Direction unless a Mandate is given on the same occasion and shall not give a Direction which requires an allocation of funds in different proportions to that required by the accompanying Mandate or allocation of all Units to one Fund by way of Mandate and of all Units to another Fund by way of Direction. A Direction so given shall be invalid. Any Direction shall be subject to any limit imposed by these presents. Where any provision of these presents requires the Employer to give a Direction the Employer shall give the same as provided in these presents or the same may in accordance with the terms of these presents be given on its behalf.

23.      TAXES OR DUTIES

         If any of the Benefits payable in accordance with these Rules are subject to taxes or duties either in Hong Kong or elsewhere the Trustee is empowered to deduct therefrom such taxes or duties and to hold them for payment to the proper authorities.

                                     - 27 -